SCHEDULE OF ALLOWANCE FOR EXPECTED CREDIT LOSS (Details) - USD ($) $ in Thousands	12 Months Ended
	May 31, 2026	May 31, 2025	May 31, 2024
Receivables [Abstract]
Opening balance	$ 317	$ 317
Allowance for the expected credit loss	28	133
Reversal of the allowance for the expected credit loss	(195)	(148)	$ (39)	[1]
Effect of exchange rate	2	15
Closing balance	$ 152	$ 317	$ 317

[1]	2024 figures were restated to recognize direct labor and overheads in the cost of revenue